Other Liabilities - Schedule of Other Long-Term Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Other Liabilities Disclosure [Abstract]
Accrued severance pay	$ 1,842	$ 1,712
Deferred revenue	1,326	983
Interest rate swap	0	655
Other	27	130
Other long-term liabilities	$ 3,195	$ 3,480